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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 7, 2005
                                                           ------------

                           COURTSIDE ACQUISITION CORP.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    001-32549                20-2521288
------------------------------  ---------------------  -------------------------
 (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)             File Number)         Identification No.)

      1700 Broadway, 17th Floor, New York, New York                   10019
---------------------------------------------------------         --------------
         (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:  (212) 641-5000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

     On July 7, 2005, Courtside Acquisition Corp. (the "Company") consummated its initial public offering ("IPO") of 12,000,000 Units. On July 11, 2005, the
Company consummated the closing of the 1,800,000 Units which were subject to the underwriters' over-allotment option. Each Unit sold in the IPO consisted of one share of common stock, $.0001 par value per share, and two warrants, each to purchase one share of the Company's common stock. The 13,800,000 Units sold in the IPO, including the 1,800,000 Units subject to the underwriters'
over-allotment option, were sold at an offering price of $6.00 per Unit, generating total gross proceeds of $82,800,000. Of this amount, $73,764,000 (or approximately $5.35 per share) was placed in trust.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits:

         Exhibit 99.1              Press release dated July 11, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 11, 2005                               COURTSIDE ACQUISITION CORP.

                                                By:  /s/ Richard D. Goldstein
                                                     ------------------------
                                                     Richard D. Goldstein
                                                     Chief Executive Officer